UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08765

Managed High Yield Plus Fund Inc.

(Exact name of registrant as specified in charter)

1285 Avenue of the Americas

New York, New York 10019-6028

(Address of principal executive offices) (Zip code)

Mark F. Kemper, Esq.

UBS Global Asset Management

1285 Avenue of the Americas

New York, NY 10019-6028

(Name and address of agent for service)

Copy to:

Jack W. Murphy, Esq.

Dechert LLP

1900 K Street, NW

Washington, DC 20006

Registrant’s telephone number, including area code: 212-821 3000

Date of fiscal year end: May 31

Date of reporting period: November 30, 2014

Item 1. Reports to Stockholders.

Closed-end Funds

Managed High Yield Plus Fund Inc.

Semiannual Report

November 30, 2014

Managed High Yield Plus Fund Inc.

January 14, 2015

Dear shareholder,

This report provides an overview of the performance of Managed High Yield Plus Fund Inc. (the “Fund”) for the six months ended November 30, 2014.

Performance

For the six months ended November 30, 2014, the Fund declined 1.64% on a net asset value (“NAV”) basis and declined 2.75% on a market price basis. Over the same period, the Fund’s benchmark, the BofA Merrill Lynch US High Yield Cash Pay Constrained Index (the “Index”), returned -0.64%. The median returns for the Fund’s peer group, the Lipper High Yield Funds (Leveraged) category were -1.10% and -3.48% on a NAV and market price basis, respectively, over the same period. (For more performance information, please refer to “Performance at a glance” on page 7.)

The Fund traded at a discount1 to its NAV per share during the reporting period. At the close of the preceding annual reporting period, May 31, 2014, the Fund traded at a discount of 8.6%. At the close of the current semiannual period, November 30, 2014, the Fund traded at a discount of 10.0%. As of these same dates, the Lipper peer group reported median discounts of 5.3% and 9.3%, respectively.

[1]

A fund trades at a premium when the market price at which its shares trade is more than its NAV. Alternatively, a fund trades at a discount when the market price at which its shares trade is less than its NAV. The market price is the price the market is willing to pay for shares of a fund at a given time and may be influenced by a range of factors, including supply and demand and market conditions. NAV per share is determined by dividing the value of the Fund’s securities, cash and other assets, less all liabilities, by the total number of common shares outstanding.

Managed High Yield Plus Fund Inc.

Investment goals:

Primarily, high income; secondarily, capital appreciation

Portfolio Managers:

Craig Ellinger and

Matthew Iannucci

UBS Global Asset Management (Americas) Inc.

Commencement:

June 26, 1998

NYSE symbol:

HYF

Dividend payments:

Monthly

Managed High Yield Plus Fund Inc.

The Fund, like the other funds in its peer group, used leverage during the reporting period, while the Index did not. Leverage magnifies returns on both the upside and the downside and creates a wider range of returns within the Fund’s peer group. Overall, the use of leverage detracted from the Fund’s performance during the reporting period, as the high yield market declined modestly.

(For more information regarding the portfolio’s degree of leverage over various periods, please refer to “Portfolio statistics” on page 9.)

Market commentary

Gross domestic product (“GDP”) grew at a seasonally-adjusted annualized rate of 3.5% in the fourth quarter of 2013. The US Commerce Department then reported that first quarter 2014 GDP contracted at a 2.1% rate. This was the first negative reading since the first quarter of 2011, and the downturn was partially attributed to severe winter weather in parts of the country. However, this proved to be a temporary setback for the economy, as GDP growth was 4.6% during the second quarter, the highest rate since the fourth quarter of 2011, and 5.0% for the third quarter.2

The US Federal Reserve Board (the “Fed”) largely maintained its accommodative monetary policy during the reporting period. The central bank continued to hold the federal funds rate (the federal funds rate or the “fed funds rate,” is the rate banks charge one another for funds they borrow on an overnight basis) at a historically low range between 0% and 0.25%. However, in December 2013, the Fed announced that it would begin paring back its monthly asset purchases, stating “Beginning in January, the Committee will add to its holdings of agency mortgage-backed securities at a [reduced] pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a [reduced] pace of $40 billion per month rather than $45 billion per month.” At its meetings in January, March, April, June, July and September 2014, the Fed said it

[2]	Based on the Commerce Department’s third estimate announced on December 23, 2014, after the reporting period had ended.

Managed High Yield Plus Fund Inc.

would further taper its asset purchases, in each case paring its purchases a total of $10 billion per month. Then, at the Fed’s meeting in October, it said it had concluded its asset purchase program. Finally, at its meeting that concluded on December 17, 2014, the Fed said “Based on its current assessment, the Committee judges that it can be patient in beginning to normalize the stance of monetary policy.”

The high yield market, as measured by the Index, was volatile during the six-month reporting period. The Index posted positive returns in June, August and October, whereas it declined in July, September and November. While underlying fundamentals in the asset class remain solid, in our view, investor sentiment fluctuated given uncertainties regarding future monetary policy, moderating growth overseas, a host of geopolitical issues and sharply falling oil prices. During the reporting period, relatively higher quality BB-rated securities generated the best results, as this portion of the Index gained 0.85%. In contrast, lower quality CCC-rated bonds declined 4.05%.

Portfolio commentary

What worked

•

The Fund’s positioning in a number of sectors was beneficial for performance during the reporting period. For example, security selection in services, gaming and health care was additive for results. The Fund’s overweights in the cable television, healthcare and technology sectors contributed moderately, as these segments of the high yield market were relatively resilient.

What didn’t work

•

An overweight to the energy sector, the Fund’s largest overweight position, significantly detracted from the Fund’s results. Sharply falling oil prices toward the end of the reporting period dragged down the energy sector. As such, the Fund’s overweight position negatively impacted its returns. Security selection in the energy sector was also negative for results.

Managed High Yield Plus Fund Inc.

•

Security selection in a number of other sectors also moderately detracted from the Fund’s performance during the reporting period. In particular, selection of certain issuers within the banks and thrifts, and broadcasting sectors dragged on relative results.

•	The Fund’s use of leverage further amplified the negative results from underlying investments during bouts of investor risk aversion.

Use of derivatives

•

The Fund typically makes limited use of currency forwards for hedging purposes. The Fund may selectively purchase non-US dollar bonds and typically hedges currency exposures back to US dollars. However, during the reporting period the Fund did not engage in such hedging activity. (Currency forwards are agreements in the foreign exchange market that lock in exchange rates for the purchase or sale between currencies at a future date.)

Outlook

We believe that recent market volatility was not driven by a change in economic data. In many regions, especially the US, the thrust of the economic data has remained positive or even accelerated. Instead, the drivers have been the price of oil and political risks. To add to current market dynamics, the Fed adjusted the language in its forward guidance at its meeting in December 2014 to indicate that it is in no rush to raise interest rates.

In general, lower energy prices should be supportive for global growth, but OPEC’s decision in late November 2014 not to cut oil production accelerated the downward plunge in oil prices, which started to severely impact energy exporting economies. The sharp drop in oil prices then affected other asset classes, such as equities and high yield bonds in the energy sector. Spreads3 widened and investors are now expecting some downgrades in the high yield and emerging markets debt space.

[3]

“Spread” is the difference between the yields paid on a government bond (such as US Treasuries) and a security of a different quality, but with the same or similar maturity. When spreads widen, it implies the market is factoring in greater risk of default for the lower rated security; conversely, when spreads tighten, the market is factoring in less risk. Such movements in spreads generally result in changes in market prices for such securities.

Managed High Yield Plus Fund Inc.

The US high yield class is currently a bifurcated market, with the energy sector trading at elevated spread levels. Within the portfolio, we continue to overweight the energy sector in light of our expectation for supply-driven stability and the eventual recovery of the price of oil. Within energy, we maintain a diverse exposure to many different business models and risk profiles. Beyond oil market fundamentals, we are keeping a careful eye on “falling angels” from the investment grade space (that is, formerly higher rated bonds that were downgraded). Finally, given the fragile state of the high yield sector, large inflows of bond supply would be difficult to manage in the current environment.

We thank you for your continued support, and welcome any comments or questions you may have. For additional information regarding your Fund, please contact your financial advisor, or visit us at www.ubs.com/globalam-us.

Sincerely,

Mark E Carver

President

Managed High Yield Plus Fund Inc.

Managing Director

UBS Global Asset Management

(Americas) Inc.

Craig Ellinger

Portfolio Manager

Managed High Yield Plus Fund Inc.

Managing Director

UBS Global Asset Management

(Americas) Inc.

Matthew Iannucci

Portfolio Manager

Managed High Yield Plus Fund Inc.

Executive Director

UBS Global Asset Management

(Americas) Inc.

Managed High Yield Plus Fund Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended November 30, 2014. The views and opinions in the letter were current as of January 14, 2015. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Managed High Yield Plus Fund Inc.

Performance at a glance (unaudited)

Average annual total returns for periods ended 11/30/2014

Net asset value returns	6 months	1 year	5 years	10 years

Managed High Yield Plus Fund Inc.	(1.64)%	4.88%	11.15%	2.04%
Lipper High Yield Funds (Leveraged) median	(1.10)	4.98	11.75	8.01
Market price returns

Managed High Yield Plus Fund Inc.	(2.75)%	4.30%	10.86%	(0.13)%
Lipper High Yield Funds (Leveraged) median	(3.48)	5.53	12.05	7.95
Index returns
BofA Merrill Lynch US High Yield Cash Pay Constrained Index[1]	(0.64)%	4.56%	9.80%	7.85%

Past performance does not predict future performance. The return and value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. The Fund’s net asset value (“NAV”) returns assume, for illustration only, that dividends and other distributions, if any, were reinvested at the NAV on the payable dates. The Fund’s market price returns assume that all dividends and other distributions, if any, were reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. Returns for the period of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and other distributions, if any, or on the sale of Fund shares.

[1]

The BofA Merrill Lynch US High Yield Cash Pay Constrained Index is an unmanaged index of publicly placed non-convertible, coupon-bearing US dollar denominated below investment grade corporate debt with a term to maturity of at least one year. The index is market capitalization weighted, so that larger bond issuers have a greater effect on the index’s return. However, the representation of any single bond issue is restricted to a maximum of 2% of the total index. The index is not leveraged. Investors should note that indices do not reflect the deduction of fees and expenses.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of the peer group. Lipper classifies the Fund in its “High Yield Funds (Leveraged)” category. This category includes funds that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues (e.g., “high yield/high risk” debt). These funds can be leveraged by the use of debt (such as using a bank line of credit), preferred equity (such as issuing preferred stock), and/or entering into reverse

Managed High Yield Plus Fund Inc.

repurchase agreements (a transaction where a fund sells or pledges its securities in exchange for cash, which it then uses to invest in additional securities—effectively, a form of secured borrowing).

Performance information reflects the deduction of the Fund’s fees and expenses, as indicated in its shareholder reports, such as investment advisory and administration fees, custody fees, exchange listing fees, etc. It does not reflect any transaction charges that a shareholder may incur when (s)he buys or sells shares (e.g., a shareholder’s brokerage commissions).

Investing in the Fund entails specific risks, such as interest rate risk, the greater credit risks inherent in investing primarily in lower-rated, higher-yielding bonds as well as the increased risk of using leverage (that is, borrowing money to invest in additional portfolio securities). Further detailed information regarding the Fund, including a discussion of principal objectives, principal investment strategies and principal risks, may be found in the fund overview located at http://www.ubs.com/closedendfundsinfo. You may also request copies of the fund overview by calling the Closed-End Funds Desk at 888-793 8637.

Managed High Yield Plus Fund Inc.

Portfolio statistics (unaudited)1

Characteristics	11/30/14	05/31/14	11/30/13
Net assets (mm)	$136.9	$144.3	$140.3
Weighted average life (yrs.)	5.6	4.9	5.1
Weighted average maturity (yrs.)	7.0	7.1	7.0
Duration (yrs.)[2]	4.4	4.2	4.2
Leverage[3]	28.7%	27.6%	28.2%
Portfolio composition[4]	11/30/14	05/31/14	11/30/13
Corporate bonds	98.6%	98.6%	99.1%
Cash equivalents	1.4	1.4	0.9
Total	100.0%	100.0%	100.0%
Credit quality[4]	11/30/14	05/31/14	11/30/13
BB & higher	44.8%	44.0%	41.0%
B	44.5	38.9	43.0
CCC & lower	8.1	13.0	12.8
Not rated	1.2	2.7	2.3
Cash equivalents	1.4	1.4	0.9
Total	100.0%	100.0%	100.0%

[1]	The Fund’s portfolio is actively managed and its composition will vary over time.

[2]

Duration is a measure of price sensitivity of a fixed income investment or portfolio (expressed as % change in price) to a 1 percentage point (i.e., 100 basis points) change in interest rates, accounting for optionality in bonds such as prepayment risk and call/put features.

[3]	As a percentage of adjusted total assets. Adjusted total assets equals total assets minus total liabilities, excluding liabilities for borrowed money.

[4]

Weightings represent percentages of total investments as of the dates indicated. The Fund’s portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on those assigned by Standard & Poor’s Financial Services LLC, a part of McGraw-Hill Financial (“S&P”), to individual portfolio holdings. S&P is an independent ratings agency. Ratings reflected represent S&P individual debt issue credit ratings. While S&P may provide a credit rating for a bond issuer (e.g., a specific company or country); certain issues, such as some sovereign debt, may not be covered or rated and therefore are reflected as non-rated for the purposes of this table. Credit ratings range from AAA, being the highest, to D, being the lowest, based on S&P’s measures; ratings of BBB or higher are considered to be investment grade quality. Unrated securities do not necessarily indicate low quality. Further information regarding S&P’s rating methodology may be found on its website at www.standardandpoors.com. Please note that any references to credit quality made in the commentary above may reflect ratings based on multiple providers (not just S&P) and thus may not align with the data represented in this table. S&P credit ratings were identified and selected for use in the credit quality table included above given their coverage of the asset class in which the Fund invests.

Managed High Yield Plus Fund Inc.

Portfolio statistics (unaudited)1 (concluded)

Top 5 bond holdings[2]	11/30/14		5/31/14		11/30/13
SquareTwo Financial Corp., 11.625%, due 04/01/17	1.4%	SquareTwo Financial Corp., 11.625%, due 04/01/17	1.3%	SquareTwo Financial Corp., 11.625%, due 04/01/17	1.4%
International Lease Finance Corp., 7.125%, due 09/01/18	1.1	International Lease Finance Corp., 7.125%, due 09/01/18	1.1	Ally Financial, Inc., 8.000%, due 03/15/20	1.3
Sabine Pass Liquefaction LLC, 5.625%, due 02/01/21	1.1	Sabine Pass Liquefaction LLC, 5.625%, due 02/01/21	1.1	DISH DBS Corp., 7.875%, due 09/01/19	1.2
Hecla Mining Co. 6.875%, due 05/01/21	1.0	Midstates Petroleum Co., Inc./Midstates Petroleum Co. LLC, 10.750%, due 10/01/20	1.0	International Lease Finance Corp., 7.125%, due 09/01/18	1.2
First Data Corp., 12.625%, due 01/15/21	1.0	First Data Corp., 12.625%, due 01/15/21	1.0	Sabine Pass Liquefaction LLC, 5.625%, due 02/01/21	1.0
Total	5.6%		5.5%		6.1%

Top five industries[2]	11/30/14		5/31/14		11/30/13
Energy-exploration & production	9.5%	Energy-exploration & production	9.2%	Energy-exploration & production	10.5%
Media-cable	6.6	Media-cable	6.3	Telecom-integrated/ services	5.9
Telecom-integrated/ services	5.5	Telecom-integrated/ services	5.2	Media-cable	5.5
Support-services	4.6	Support-services	5.1	Support-services	5.3
Gas distribution	4.5	Gas distribution	4.9	Gas distribution	4.7
Total	30.7%		30.7%		31.9%

[1]	The Fund’s portfolio is actively managed, and its composition will vary over time.

[2]	Weightings represent percentages of total investments as of the dates indicated.

Managed High Yield Plus Fund Inc.

Portfolio of investments—November 30, 2014 (unaudited)

Security description	Face amount	Value
Corporate bonds[1]—136.89%
Aerospace/defense—1.47%
BE Aerospace, Inc. 6.875%, due 10/01/20	$425,000	$458,469
Bombardier, Inc. 7.750%, due 03/15/20[2]	600,000	660,000
Huntington Ingalls Industries, Inc. 7.125%, due 03/15/21	425,000	461,656
TransDigm, Inc. 6.000%, due 07/15/22	425,000	429,250
		2,009,375
Airlines—0.35%
Continental Airlines Pass Through Certificate 2012-3, Class C 6.125%, due 04/29/18	450,000	478,125
Apparel/textiles—0.55%
The William Carter Co. 5.250%, due 08/15/21	725,000	752,188
Auto loans—1.11%
General Motors Financial Co., Inc.
4.250%, due 05/15/23	475,000	485,635
4.375%, due 09/25/21	450,000	466,313
6.750%, due 06/01/18	500,000	564,375
		1,516,323
Auto parts & equipment—2.64%
American Axle & Manufacturing, Inc. 6.625%, due 10/15/22	800,000	862,000
LKQ Corp. 4.750%, due 05/15/23	425,000	412,250
Schaeffler Holding Finance BV 6.875%, due 08/15/18[2,3]	1,050,000	1,098,562
Tenneco, Inc. 7.750%, due 08/15/18	300,000	312,570
The Goodyear Tire & Rubber Co.
6.500%, due 03/01/21	475,000	504,688
8.250%, due 08/15/20	400,000	429,000
		3,619,070

Managed High Yield Plus Fund Inc.

Portfolio of investments—November 30, 2014 (unaudited)

Security description	Face amount	Value
Corporate bonds[1]—(continued)
Automakers—1.36%
Chrysler Group LLC/CG Co-Issuer, Inc.
8.000%, due 06/15/19	$740,000	$784,400
8.250%, due 06/15/21	500,000	557,500
General Motors Co. 6.250%, due 10/02/43	450,000	523,125
		1,865,025
Banking—3.08%
Credit Agricole SA
6.625%, due 09/23/19[2,4,5]	200,000	196,500
7.875%, due 01/23/24[2,4,5]	250,000	259,564
Credit Suisse Group AG 7.500%, due 12/11/23[2,4,5]	900,000	951,750
Lloyds Banking Group PLC
6.413%, due 10/01/35[2,4,5]	750,000	800,625
7.500%, due 06/27/24[4,5]	875,000	899,062
RBS Capital Trust II 6.425%, due 01/03/34[4,5]	275,000	287,375
Royal Bank of Scotland Group PLC 6.125%, due 12/15/22	750,000	820,088
		4,214,964
Brokerage—0.90%
E*TRADE Financial Corp. 5.375%, due 11/15/22	175,000	176,750
Jefferies Finance LLC/JFIN Co-Issuer Corp.
6.875%, due 04/15/22[2]	400,000	374,000
7.375%, due 04/01/20[2]	700,000	675,500
		1,226,250
Building & construction—1.88%
D.R. Horton, Inc. 4.375%, due 09/15/22	650,000	643,500
K. Hovnanian Enterprises, Inc. 7.250%, due 10/15/20[2]	575,000	608,063
KB Home 7.250%, due 06/15/18	375,000	406,406

Managed High Yield Plus Fund Inc.

Portfolio of investments—November 30, 2014 (unaudited)

Security description	Face amount	Value
Corporate bonds[1]—(continued)
Building & construction—(concluded)
Standard Pacific Corp.
8.375%, due 01/15/21	$425,000	$490,875
10.750%, due 09/15/16	375,000	429,375
		2,578,219
Building materials—4.71%
ABC Supply Co., Inc. 5.625%, due 04/15/21[2]	525,000	530,250
Builders FirstSource, Inc. 7.625%, due 06/01/21[2]	550,000	569,250
Building Materials Corp. of America
5.375%, due 11/15/24[2]	200,000	200,000
6.750%, due 05/01/21[2]	725,000	780,281
Cemex SAB de CV
5.875%, due 03/25/19[2]	275,000	278,438
7.250%, due 01/15/21[2]	200,000	211,000
HD Supply, Inc. 5.250%, due 12/15/21[2]	450,000	459,562
Masco Corp. 7.125%, due 03/15/20	400,000	461,000
Summit Materials LLC/Summit Materials Finance Corp. 10.500%, due 01/31/20	400,000	445,000
USG Corp. 5.875%, due 11/01/21[2]	925,000	952,778
Vulcan Materials Co. 7.500%, due 06/15/21	900,000	1,055,250
WESCO Distribution, Inc. 5.375%, due 12/15/21	500,000	509,375
		6,452,184
Chemicals—3.78%
Celanese US Holdings LLC
4.625%, due 11/15/22	225,000	225,563
5.875%, due 06/15/21	325,000	350,187
Ineos Group Holdings PLC 6.125%, due 08/15/18[2]	1,375,000	1,352,794

Managed High Yield Plus Fund Inc.

Portfolio of investments—November 30, 2014 (unaudited)

Security description	Face amount	Value
Corporate bonds[1]—(continued)
Chemicals—(concluded)
Montell Finance Co. BV 8.100%, due 03/15/27[2]	$150,000	$201,470
Nova Chemicals Corp. 5.250%, due 08/01/23[2]	425,000	445,187
Perstorp Holding AB 11.000%, due 08/15/17[2]	1,100,000	1,089,000
SPCM SA 6.000%, due 01/15/22[2]	875,000	914,375
WR Grace & Co-Conn
5.125%, due 10/01/21[2]	425,000	440,937
5.625%, due 10/01/24[2]	150,000	158,438
		5,177,951
Computer hardware—0.64%
NCR Corp.
5.875%, due 12/15/21	450,000	459,000
6.375%, due 12/15/23	400,000	416,000
		875,000
Consumer products—1.32%
Century Intermediate Holding Co. 2 9.750%, due 02/15/19[2,3]	725,000	767,594
Revlon Consumer Products Corp. 5.750%, due 02/15/21[6]	550,000	556,875
Spectrum Brands Escrow Corp.
6.375%, due 11/15/20	300,000	317,250
6.625%, due 11/15/22	150,000	159,750
		1,801,469
Consumer/commercial/lease financing—5.96%
Ally Financial, Inc.
8.000%, due 03/15/20	623,000	738,255
8.000%, due 11/01/31	325,000	408,688
CIT Group, Inc.
5.000%, due 08/15/22	325,000	335,156
5.500%, due 02/15/19[2]	760,000	805,600

Managed High Yield Plus Fund Inc.

Portfolio of investments—November 30, 2014 (unaudited)

Security description	Face amount	Value
Corporate bonds[1]—(continued)
Consumer/commercial/lease financing—(concluded)
International Lease Finance Corp.
5.875%, due 04/01/19	$300,000	$322,500
5.875%, due 08/15/22	500,000	541,250
7.125%, due 09/01/18[2]	1,900,000	2,156,500
Navient Corp. MTN
5.500%, due 01/15/19	425,000	438,281
8.000%, due 03/25/20	900,000	1,015,875
8.450%, due 06/15/18	450,000	508,500
Springleaf Finance Corp.
5.250%, due 12/15/19	450,000	451,125
6.900%, due 12/15/17	395,000	431,537
		8,153,267
Diversified capital goods—0.54%
Anixter, Inc. 5.125%, due 10/01/21	325,000	329,063
Belden, Inc. 5.250%, due 07/15/24[2]	425,000	414,375
		743,438
Electric-generation—3.30%
Calpine Corp.
5.375%, due 01/15/23	400,000	405,500
6.000%, due 01/15/22[2]	850,000	907,375
Dynegy Finance I, Inc./Dynegy Finance II, Inc.
6.750%, due 11/01/19[2]	850,000	884,000
7.375%, due 11/01/22[2]	275,000	289,437
NRG Energy, Inc. 6.250%, due 07/15/22	1,290,000	1,325,475
NRG Yield Operating LLC 5.375%, due 08/15/24[2]	700,000	710,500
		4,522,287
Electric-integrated—1.59%
AES Corp. 8.000%, due 06/01/20	590,000	685,875

Managed High Yield Plus Fund Inc.

Portfolio of investments—November 30, 2014 (unaudited)

Security description	Face amount	Value
Corporate bonds[1]—(continued)
Electric-integrated—(concluded)
Enel SpA 8.750%, due 09/24/73[2,4]	$425,000	$495,346
FirstEnergy Corp. 7.375%, due 11/15/31	825,000	1,000,407
		2,181,628
Electronics—2.29%
Advanced Micro Devices, Inc.
6.750%, due 03/01/19	650,000	601,250
7.000%, due 07/01/24	175,000	149,625
Flextronics International Ltd. 5.000%, due 02/15/23	650,000	663,695
Freescale Semiconductor, Inc.
8.050%, due 02/01/20	49,000	52,063
10.750%, due 08/01/20	425,000	467,500
NXP BV/NXP Funding LLC 5.750%, due 02/15/21[2]	700,000	740,250
Zebra Technologies Corp. 7.250%, due 10/15/22[2]	425,000	454,219
		3,128,602
Energy-exploration & production—13.17%
Alta Mesa Holdings/Alta Mesa Finance Services Corp. 9.625%, due 10/15/18	1,000,000	970,000
American Energy-Permian Basin LLC/AEPB Finance Corp.
7.125%, due 11/01/20[2]	375,000	303,750
7.375%, due 11/01/21[2]	425,000	343,187
Antero Resources Finance Corp.
5.375%, due 11/01/21	500,000	493,750
6.000%, due 12/01/20	800,000	813,000
Athlon Holdings LP/Athlon Finance Corp. 6.000%, due 05/01/22[2]	450,000	487,125
Berry Petroleum Co. 6.750%, due 11/01/20	315,000	289,800
BreitBurn Energy Partners LP/BreitBurn Finance Corp. 7.875%, due 04/15/22	425,000	378,250

Managed High Yield Plus Fund Inc.

Portfolio of investments—November 30, 2014 (unaudited)

Security description	Face amount	Value
Corporate bonds[1]—(continued)
Energy-exploration & production—(continued)
Chaparral Energy, Inc. 7.625%, due 11/15/22	$950,000	$869,250
Chesapeake Energy Corp.
5.750%, due 03/15/23	500,000	530,000
6.625%, due 08/15/20	600,000	661,500
Denbury Resources, Inc. 5.500%, due 05/01/22	600,000	562,500
EP Energy LLC/Everest Acquisition Finance, Inc.
7.750%, due 09/01/22	250,000	255,000
9.375%, due 05/01/20	750,000	819,375
Halcon Resources Corp. 9.750%, due 07/15/20	875,000	669,375
Hilcorp Energy I LP/Hilcorp Finance Co.
5.000%, due 12/01/24[2]	125,000	115,625
7.625%, due 04/15/21[2]	650,000	676,000
Jupiter Resources, Inc. 8.500%, due 10/01/22[2]	500,000	432,500
Kodiak Oil & Gas Corp. 5.500%, due 02/01/22	525,000	511,875
Legacy Reserves LP/Legacy Reserves Finance Corp.
6.625%, due 12/01/21	275,000	242,000
6.625%, due 12/01/21[2]	425,000	374,000
Linn Energy LLC/Linn Energy Finance Corp.
6.500%, due 05/15/19	125,000	112,344
8.625%, due 04/15/20	640,000	579,200
Memorial Production Partners LP/Memorial Production Finance Corp.
6.875%, due 08/01/22[2]	375,000	318,750
7.625%, due 05/01/21	900,000	810,000
Midstates Petroleum Co., Inc./Midstates Petroleum Co. LLC 10.750%, due 10/01/20	1,800,000	1,557,000
Oasis Petroleum, Inc.
6.500%, due 11/01/21	400,000	387,000
6.875%, due 03/15/22	775,000	728,500

Managed High Yield Plus Fund Inc.

Portfolio of investments—November 30, 2014 (unaudited)

Security description	Face amount	Value
Corporate bonds[1]—(continued)
Energy-exploration & production—(concluded)
Rice Energy, Inc. 6.250%, due 05/01/22[2]	$500,000	$480,000
Samson Investment Co. 9.750%, due 02/15/20[6]	450,000	259,875
SandRidge Energy, Inc. 7.500%, due 02/15/23	285,000	219,450
Seventy Seven Energy, Inc. 6.500%, due 07/15/22[2]	700,000	535,500
Seventy Seven Operating LLC 6.625%, due 11/15/19	740,000	662,300
Ultra Petroleum Corp.
5.750%, due 12/15/18[2]	400,000	388,500
6.125%, due 10/01/24[2]	200,000	182,000
		18,018,281
Environmental—0.31%
Clean Harbors, Inc. 5.250%, due 08/01/20	425,000	429,250
Food & drug retailers—0.60%
Rite Aid Corp. 9.250%, due 03/15/20	350,000	385,875
Roundy’s Supermarkets, Inc. 10.250%, due 12/15/20[2]	500,000	440,000
		825,875
Food-wholesale—1.74%
Agrokor D.D. 8.875%, due 02/01/20[2]	875,000	945,455
Aramark Corp. 5.750%, due 03/15/20	425,000	438,813
Diamond Foods, Inc. 7.000%, due 03/15/19[2]	450,000	463,500
FAGE Dairy Industry SA/FAGE USA Dairy Industry, Inc. 9.875%, due 02/01/20[2]	500,000	526,875
		2,374,643
Forestry/paper—2.91%
Boise Cascade Co. 6.375%, due 11/01/20	1,000,000	1,047,500

Managed High Yield Plus Fund Inc.

Portfolio of investments—November 30, 2014 (unaudited)

Security description	Face amount	Value
Corporate bonds[1]—(continued)
Forestry/paper—(concluded)
Cascades, Inc. 5.500%, due 07/15/22[2]	$375,000	$371,250
Clearwater Paper Corp. 4.500%, due 02/01/23	75,000	73,313
Domtar Corp. 10.750%, due 06/01/17	225,000	268,034
Georgia-Pacific LLC 8.875%, due 05/15/31	825,000	1,269,542
Rayonier AM Products, Inc. 5.500%, due 06/01/24[2]	575,000	534,750
Smurfit Kappa Acquisitions 4.875%, due 09/15/18[2]	400,000	411,000
		3,975,389
Gaming—3.35%
GLP Capital LP/GLP Financing II, Inc. 4.875%, due 11/01/20	475,000	483,312
Greektown Holdings LLC/Greektown Mothership Corp. 8.875%, due 03/15/19[2]	450,000	457,875
MGM Resorts International
6.000%, due 03/15/23	550,000	558,250
6.750%, due 10/01/20	400,000	431,000
8.625%, due 02/01/19	800,000	914,000
Shingle Springs Tribal Gaming Authority 9.750%, due 09/01/21[2]	600,000	676,500
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp. 6.375%, due 06/01/21[2]	650,000	614,250
Wynn Macau Ltd. 5.250%, due 10/15/21[2]	450,000	444,465
		4,579,652
Gas distribution—6.18%
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp.
4.750%, due 11/15/21	425,000	416,500
5.875%, due 08/01/23	125,000	128,750
Genesis Energy LP 5.625%, due 06/15/24	500,000	485,000

Managed High Yield Plus Fund Inc.

Portfolio of investments—November 30, 2014 (unaudited)

Security description	Face amount	Value
Corporate bonds[1]—(continued)
Gas distribution—(concluded)
Hiland Partners LP/Hiland Partners Finance Corp.
5.500%, due 05/15/22[2]	$100,000	$95,500
7.250%, due 10/01/20[2]	975,000	1,018,875
Kinder Morgan, Inc. MTN 7.750%, due 01/15/32	375,000	474,000
MarkWest Energy Partners LP/MarkWest Energy Finance Corp. 4.875%, due 12/01/24	275,000	270,875
Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp. II
6.500%, due 05/15/21	225,000	232,875
8.375%, due 06/01/20	423,000	458,955
Regency Energy Partners LP/Regency Energy Finance Corp.
5.000%, due 10/01/22	150,000	147,000
6.500%, due 07/15/21	775,000	806,000
Sabine Pass Liquefaction LLC
5.625%, due 02/01/21[6]	2,025,000	2,070,562
5.750%, due 05/15/24	300,000	303,375
6.250%, due 03/15/22	425,000	450,500
Summit Midstream Holdings LLC/Summit Midstream Finance Corp. 5.500%, due 08/15/22	350,000	346,500
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 4.125%, due 11/15/19[2]	400,000	400,000
Tesoro Logistics LP/Tesoro Logistics Finance Corp. 5.875%, due 10/01/20	352,000	357,280
		8,462,547
Health facilities—4.53%
Amsurg Corp. 5.625%, due 07/15/22[2]	450,000	461,250
CHS/Community Health Systems, Inc.
5.125%, due 08/15/18	200,000	205,750
5.125%, due 08/01/21	250,000	256,875
6.875%, due 02/01/22	475,000	502,906
7.125%, due 07/15/20	700,000	740,250

Managed High Yield Plus Fund Inc.

Portfolio of investments—November 30, 2014 (unaudited)

Security description	Face amount	Value
Corporate bonds[1]—(continued)
Health facilities—(concluded)
DaVita HealthCare Partners, Inc. 5.125%, due 07/15/24	$400,000	$410,250
HCA Holdings, Inc. 7.750%, due 05/15/21	350,000	375,375
HCA, Inc.
5.875%, due 03/15/22	150,000	163,125
6.500%, due 02/15/20	300,000	331,875
7.500%, due 02/15/22	620,000	709,900
Tenet Healthcare Corp.
4.375%, due 10/01/21	475,000	464,313
6.000%, due 10/01/20	675,000	718,031
8.000%, due 08/01/20	150,000	159,375
8.125%, due 04/01/22	625,000	698,437
		6,197,712
Health services—2.29%
Envision Healthcare Corp. 5.125%, due 07/01/22[2]	450,000	454,500
ExamWorks Group, Inc. 9.000%, due 07/15/19	1,050,000	1,118,250
IMS Health, Inc. 6.000%, due 11/01/20[2]	425,000	436,687
Omnicare, Inc. 4.750%, due 12/01/22	550,000	558,250
Service Corp. International 5.375%, due 05/15/24	550,000	566,500
		3,134,187
Hotels—0.25%
Felcor Lodging LP 6.750%, due 06/01/19	335,000	348,400
Household & leisure product—0.11%
Brunswick Corp. 4.625%, due 05/15/21[2]	150,000	148,500

Managed High Yield Plus Fund Inc.

Portfolio of investments—November 30, 2014 (unaudited)

Security description	Face amount	Value
Corporate bonds[1]—(continued)
Investments & miscellaneous financial services—0.81%
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
5.875%, due 02/01/22	$375,000	$382,500
6.000%, due 08/01/20	700,000	728,840
		1,111,340
Leisure—0.59%
Royal Caribbean Cruises Ltd. 5.250%, due 11/15/22	325,000	339,625
7.500%, due 10/15/27	250,000	288,125
Speedway Motorsports, Inc. 6.750%, due 02/01/19	175,000	182,000
		809,750
Machinery—1.00%
Case New Holland, Inc. 7.875%, due 12/01/17	765,000	856,800
The Manitowoc Co., Inc. 8.500%, due 11/01/20	465,000	504,525
		1,361,325
Managed care—0.40%
MPH Acquisition Holdings LLC 6.625%, due 04/01/22[2]	525,000	547,313
Media-broadcast—1.51%
iHeartCommunications, Inc.
9.000%, due 12/15/19	500,000	491,250
14.000%, due 02/01/21[3]	722,240	592,237
Sirius XM Holdings, Inc.
4.250%, due 05/15/20[2]	175,000	173,688
4.625%, due 05/15/23[2]	300,000	285,750
5.750%, due 08/01/21[2]	275,000	287,375
5.875%, due 10/01/20[2]	225,000	237,937
		2,068,237
Media-cable & satellite TV—9.20%
Altice SA 7.750%, due 05/15/22[2]	800,000	827,000

Managed High Yield Plus Fund Inc.

Portfolio of investments—November 30, 2014 (unaudited)

Security description	Face amount	Value
Corporate bonds[1]—(continued)
Media-cable & Satellite TV—(continued)
Cablevision Systems Corp.
5.875%, due 09/15/22	$225,000	$228,938
8.625%, due 09/15/17	65,000	73,613
CCO Holdings LLC/CCO Holdings Capital Corp.
6.500%, due 04/30/21	775,000	815,687
6.625%, due 01/31/22	600,000	638,250
8.125%, due 04/30/20	950,000	1,007,000
Cequel Communications Holdings I LLC/Cequel Capital Corp. 5.125%, due 12/15/21[2]	750,000	723,750
Cogeco Cable, Inc. 4.875%, due 05/01/20[2]	350,000	350,000
CSC Holdings LLC 8.625%, due 02/15/19	375,000	436,406
DISH DBS Corp.
5.875%, due 11/15/24[2]	125,000	125,938
7.875%, due 09/01/19	1,425,000	1,628,062
Nara Cable Funding Ltd. 8.875%, due 12/01/18[2]	1,075,000	1,122,708
Numericable-SFR
4.875%, due 05/15/19[2]	475,000	469,656
6.250%, due 05/15/24[2]	925,000	942,344
Ono Finance II PLC 10.875%, due 07/15/19[2]	525,000	559,125
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH 5.500%, due 01/15/23[2]	750,000	780,000
Unitymedia KabelBW GmbH 6.125%, due 01/15/25[2]	200,000	209,250
Virgin Media Finance PLC 5.250%, due 02/15/22	475,000	444,125
VTR Finance BV 6.875%, due 01/15/24[2]	200,000	207,820

Managed High Yield Plus Fund Inc.

Portfolio of investments—November 30, 2014 (unaudited)

Security description	Face amount	Value
Corporate bonds[1]—(continued)
Media-cable & Satellite TV—(concluded)
WideOpenWest Finance LLC/WideOpenWest Capital Corp. 10.250%, due 07/15/19	$925,000	$1,003,625
		12,593,297
Media-diversified—0.68%
Gannett Co., Inc.
5.125%, due 07/15/20	175,000	180,688
6.375%, due 10/15/23	700,000	753,375
		934,063
Media-services—0.67%
Lamar Media Corp. 5.375%, due 01/15/24	450,000	464,625
WMG Acquisition Corp.
5.625%, due 04/15/22[2]	50,000	50,500
6.000%, due 01/15/21[2]	390,000	398,775
		913,900
Medical products—1.36%
Biomet, Inc. 6.500%, due 08/01/20	700,000	749,434
Grifols Worldwide Operations Ltd. 5.250%, due 04/01/22[2]	200,000	206,000
Hologic, Inc. 6.250%, due 08/01/20	375,000	388,359
Millinckrodt International Finance SA/Mallinkrodt CB LLC 5.750%, due 08/01/22[2]	500,000	511,250
		1,855,043
Metals/mining excluding steel—3.55%
Alcoa, Inc. 5.125%, due 10/01/24	425,000	447,879
Arch Coal, Inc.
7.250%, due 06/15/21	25,000	9,125
9.875%, due 06/15/19	100,000	44,000
FMG Resources (August 2006) 8.250%, due 11/01/19[2]	450,000	416,250

Managed High Yield Plus Fund Inc.

Portfolio of investments—November 30, 2014 (unaudited)

Security description	Face amount	Value
Corporate bonds[1]—(continued)
Metals/mining excluding steel—(concluded)
Hecla Mining Co. 6.875%, due 05/01/21	$2,075,000	$1,934,937
Murray Energy Corp. 8.625%, due 06/15/21[2]	625,000	632,813
Natural Resource Partners LP/NRP Finance Corp. 9.125%, due 10/01/18[2]	475,000	479,750
Westmoreland Coal Co./Westmoreland Partners 10.750%, due 02/01/18	850,000	891,650
		4,856,404
Multi-line insurance—0.59%
AXA SA 6.379%, due 12/14/36[2,4,5]	750,000	810,000
Oil field equipment & services—2.68%
Key Energy Services, Inc. 6.750%, due 03/01/21	600,000	462,000
Offshore Group Investment Ltd. 7.500%, due 11/01/19	1,250,000	937,500
Pacific Drilling SA 5.375%, due 06/01/20[2]	1,875,000	1,481,250
Precision Drilling Corp. 5.250%, due 11/15/24[2]	400,000	340,000
SESI LLC 7.125%, due 12/15/21	400,000	440,000
		3,660,750
Oil refining & marketing—0.74%
Calumet Specialty Products Partners LP/Calumet Finance Corp.
6.500%, due 04/15/21[2]	575,000	552,000
7.625%, due 01/15/22	450,000	456,750
		1,008,750
Packaging—3.78%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
6.250%, due 01/31/19[2]	250,000	250,625
6.750%, due 01/31/21[2]	200,000	204,000

Managed High Yield Plus Fund Inc.

Portfolio of investments—November 30, 2014 (unaudited)

Security description	Face amount	Value
Corporate bonds[1]—(continued)
Packaging—(concluded)
Crown Americas LLC/Crown Americas Capital Corp. IV 4.500%, due 01/15/23	$475,000	$456,000
Graphic Packaging International, Inc.
4.750%, due 04/15/21	350,000	350,875
4.875%, due 11/15/22	100,000	100,500
Owens-Brockway Glass Container, Inc. 5.000%, due 01/15/22[2]	300,000	303,750
Reynolds Group Issuer, Inc.
5.750%, due 10/15/20	500,000	514,375
7.875%, due 08/15/19	925,000	985,125
8.250%, due 02/15/21[6]	800,000	835,000
9.875%, due 08/15/19	150,000	161,625
Sealed Air Corp.
5.250%, due 04/01/23[2]	350,000	357,875
8.375%, due 09/15/21[2]	585,000	658,125
		5,177,875
Personal & casualty insurance—0.75%
Liberty Mutual Group, Inc. 10.750%, due 06/15/58[2,4]	520,000	800,800
XL Group PLC, Series E 6.500%, due 04/15/17[4,5]	240,000	231,600
		1,032,400
Pharmaceuticals—3.55%
Capsugel SA 7.000%, due 05/15/19[2,3]	775,000	784,687
ConvaTec Healthcare SA 10.500%, due 12/15/18[2]	650,000	688,187
Endo Finance LLC & Endo Finco, Inc.
5.375%, due 01/15/23[2]	350,000	341,905
7.000%, due 12/15/20[2]	500,000	523,750
7.250%, due 01/15/22[2]	350,000	374,500
Forest Laboratories, Inc. 5.000%, due 12/15/21[2]	175,000	190,399
Par Pharmaceutical Cos., Inc. 7.375%, due 10/15/20	175,000	184,188

Managed High Yield Plus Fund Inc.

Portfolio of investments—November 30, 2014 (unaudited)

Security description	Face amount	Value
Corporate bonds[1]—(continued)
Pharmaceuticals—(concluded)
Valeant Pharmaceuticals International, Inc.
6.375%, due 10/15/20[2]	$175,000	$181,564
7.000%, due 10/01/20[2]	1,255,000	1,317,750
7.500%, due 07/15/21[2]	250,000	270,000
		4,856,930
Printing & publishing—0.63%
RR Donnelley & Sons Co.
6.000%, due 04/01/24	325,000	326,625
7.875%, due 03/15/21	400,000	450,000
The McClatchy Co. 9.000%, due 12/15/22	75,000	83,156
		859,781
Real estate development & management—0.92%
CBRE Services, Inc. 5.000%, due 03/15/23	450,000	460,800
Realogy Corp. 7.875%, due 02/15/19[2]	400,000	421,000
Realogy Group LLC/Realogy Co-Issuer Corp. 5.250%, due 12/01/21[2]	375,000	373,125
		1,254,925
Software/services—3.97%
BMC Software Finance, Inc. 8.125%, due 07/15/21[2]	550,000	515,625
Epicor Software Corp. 8.625%, due 05/01/19	625,000	657,813
First Data Corp.
10.625%, due 06/15/21	179,000	204,060
12.625%, due 01/15/21	1,550,000	1,844,500
Infor US, Inc.
9.375%, due 04/01/19	500,000	540,775
11.500%, due 07/15/18	400,000	441,000
MedAssets, Inc. 8.000%, due 11/15/18	725,000	754,906

Managed High Yield Plus Fund Inc.

Portfolio of investments—November 30, 2014 (unaudited)

Security description	Face amount	Value
Corporate bonds[1]—(continued)
Software/services—(concluded)
SunGard Data Systems, Inc. 7.375%, due 11/15/18	$450,000	$468,000
		5,426,679
Specialty retail—2.08%
Claire’s Stores, Inc. 9.000%, due 03/15/19[2]	150,000	151,500
CST Brands, Inc. 5.000%, due 05/01/23	100,000	100,750
Michaels FinCo Holdings LLC/Michaels FinCo, Inc. 7.500%, due 08/01/18[2,3]	192,000	195,840
Michaels Stores, Inc. 5.875%, due 12/15/20[2]	450,000	454,500
Party City Holdings, Inc. 8.875%, due 08/01/20	825,000	888,937
PC Nextco Holdings LLC/PC Nextco Finance, Inc. 8.750%, due 08/15/19	200,000	203,000
Petco Animal Supplies, Inc. 9.250%, due 12/01/18[2]	550,000	574,750
Petco Holdings, Inc. 8.500%, due 10/15/17[2,3]	275,000	277,750
		2,847,027
Steel producers/products—2.26%
AK Steel Corp. 7.625%, due 10/01/21	325,000	306,312
ArcelorMittal
6.750%, due 02/25/22[6]	225,000	244,547
7.250%, due 03/01/41[6]	425,000	427,125
7.500%, due 10/15/39[6]	1,075,000	1,112,625
Commercial Metals Co. 4.875%, due 05/15/23	275,000	266,750
Steel Dynamics, Inc.
5.125%, due 10/01/21[2]	75,000	77,813
5.250%, due 04/15/23	450,000	466,875
5.500%, due 10/01/24[2]	50,000	52,500
6.375%, due 08/15/22	125,000	134,375
		3,088,922

Managed High Yield Plus Fund Inc.

Portfolio of investments—November 30, 2014 (unaudited)

Security description	Face amount	Value
Corporate bonds[1]—(continued)
Support-services—6.39%
Abengoa Finance SAU 7.750%, due 02/01/20[2]	$175,000	$158,375
AECOM Technology Corp. 5.875%, due 10/15/24[2]	600,000	634,500
Ashtead Capital, Inc. 5.625%, due 10/01/24[2]	400,000	422,000
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.500%, due 04/01/23	450,000	454,500
BlueLine Rental Finance Corp. 7.000%, due 02/01/19[2]	200,000	207,500
FTI Consulting, Inc. 6.750%, due 10/01/20	175,000	184,188
Interactive Data Corp. 5.875%, due 04/15/19[2]	400,000	401,000
MSCI, Inc. 5.250%, due 11/15/24[2]	100,000	103,750
ServiceMaster Co. 7.000%, due 08/15/20	227,000	238,918
8.000%, due 02/15/20	488,000	517,280
SquareTwo Financial Corp. 11.625%, due 04/01/17	2,625,000	2,605,312
The ADT Corp. 6.250%, due 10/15/21	600,000	628,500
The Geo Group, Inc. 5.125%, due 04/01/23	225,000	220,500
The Hertz Corp. 5.875%, due 10/15/20	100,000	101,000
TMS International Corp. 7.625%, due 10/15/21[2]	1,025,000	1,073,687
United Rentals North America, Inc.
5.750%, due 07/15/18	200,000	209,000
6.125%, due 06/15/23	450,000	475,875
8.250%, due 02/01/21	100,000	108,750
		8,744,635

Managed High Yield Plus Fund Inc.

Portfolio of investments—November 30, 2014 (unaudited)

Security description	Face amount	Value
Corporate bonds[1]—(continued)
Telecom-integrated/services—7.69%
CenturyLink, Inc.
6.450%, due 06/15/21	$625,000	$681,250
6.750%, due 12/01/23	250,000	277,500
7.600%, due 09/15/39	150,000	150,000
Embarq Corp. 7.995%, due 06/01/36	225,000	250,313
Equinix, Inc.
5.375%, due 04/01/23	650,000	652,437
7.000%, due 07/15/21	500,000	564,375
Frontier Communications Corp.
6.875%, due 01/15/25	75,000	75,375
8.500%, due 04/15/20	600,000	687,000
9.000%, due 08/15/31	545,000	587,238
9.250%, due 07/01/21	575,000	674,187
Intelsat Jackson Holdings SA
5.500%, due 08/01/23	450,000	443,250
7.250%, due 10/15/20	1,450,000	1,538,812
Intelsat Luxembourg SA
6.750%, due 06/01/18	100,000	102,500
7.750%, due 06/01/21	800,000	829,000
Level 3 Communications, Inc. 11.875%, due 02/01/19	525,000	563,719
Level 3 Escrow II, Inc. 5.375%, due 08/15/22[2]	375,000	378,750
Level 3 Financing, Inc.
6.125%, due 01/15/21	50,000	52,125
8.625%, due 07/15/20	275,000	299,063
Telecom Italia SpA 5.303%, due 05/30/24[2]	350,000	357,000
Windstream Corp. 7.750%, due 10/01/21	1,300,000	1,360,125
		10,524,019
Telecom-wireless—4.58%
SBA Telecommunications, Inc. 5.750%, due 07/15/20	150,000	154,500

Managed High Yield Plus Fund Inc.

Portfolio of investments—November 30, 2014 (unaudited)

Security description	Face amount	Value
Corporate bonds[1]—(continued)
Telecom-wireless—(concluded)
Sprint Capital Corp.
6.875%, due 11/15/28	$600,000	$562,500
6.900%, due 05/01/19	300,000	309,750
8.750%, due 03/15/32	875,000	919,844
Sprint Communications, Inc.
7.000%, due 03/01/20[2]	375,000	412,734
9.000%, due 11/15/18[2]	750,000	868,125
Sprint Corp.
7.125%, due 06/15/24	225,000	222,469
7.250%, due 09/15/21	975,000	994,500
7.875%, due 09/15/23	200,000	209,500
T-Mobile USA, Inc.
6.375%, due 03/01/25	75,000	76,125
6.625%, due 04/01/23	450,000	466,875
VimpelCom Holdings BV 6.255%, due 03/01/17[2]	200,000	195,000
Wind Acquisition Finance SA
4.750%, due 07/15/20[2]	400,000	385,000
6.500%, due 04/30/20[2]	200,000	207,000
7.375%, due 04/23/21[2]	300,000	288,750
		6,272,672
Telecommunications equipment—1.25%
Avaya, Inc. 7.000%, due 04/01/19[2]	775,000	757,562
CDW LLC/CDW Finance Corp.
5.500%, due 12/01/24	375,000	374,063
6.000%, due 08/15/22	300,000	313,875
8.500%, due 04/01/19	249,000	264,251
		1,709,751
Theaters & entertainment—0.49%
Activision Blizzard, Inc. 5.625%, due 09/15/21[2]	225,000	240,188
Cinemark USA, Inc. 4.875%, due 06/01/23	450,000	428,625
		668,813

Managed High Yield Plus Fund Inc.

Portfolio of investments—November 30, 2014 (unaudited)

Security description	Face amount	Value
Corporate bonds[1]—(concluded)
Transportation excluding air/rail—1.86%
Marquette Transportation Co./Marquette Transportation Finance Corp. 10.875%, due 01/15/17	$500,000	$517,500
Navios Maritime Acquisition Corp./Navios Acquisition Finance US, Inc. 8.125%, due 11/15/21[2]	1,100,000	1,122,000
Navios Maritime Holdings, Inc./Navios Maritime Finance US, Inc. 7.375%, due 01/15/22[2]	400,000	386,000
Teekay Offshore Partners LP/Teekay Offshore Finance Corp. 6.000%, due 07/30/19	550,000	525,250
		2,550,750
Total corporate bonds (cost—$187,262,531)		187,335,152
Repurchase agreement—1.91%
Repurchase agreement dated 11/28/14 with State Street Bank and Trust Co., 0.000% due 12/01/14, collateralized by $1,643,136 Federal Home Loan Mortgage Corp. obligations, 2.000% to 2.070% due 11/07/22 to 01/30/23 and $1,146,408 Federal National Mortgage Association obligations, 2.110% to 2.120% due 11/07/22; (value—$2,666,289); proceeds: $2,614,000 (cost—$2,614,000)	2,614,000	2,614,000
Total investments (cost—$189,876,531)—138.80%		189,949,152
Liabilities in excess of other assets—(38.80)%		(53,094,752)
Net assets—100.00%		$136,854,400

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 34.

Managed High Yield Plus Fund Inc.

Portfolio of investments—November 30, 2014 (unaudited)

Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$4,738,479
Gross unrealized depreciation	(4,665,858)
Net unrealized appreciation	$72,621

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of November 30, 2014 in valuing the Fund’s investments:

Assets
Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Corporate bonds	$—	$187,335,152	$—	$187,335,152
Repurchase agreement	—	2,614,000	—	2,614,000
Total	$—	$189,949,152	$—	$189,949,152

At November 30, 2014, there were no transfers between Level 1 and Level 2.

Issuer breakdown by country or territory of origin

Percentage of total investments
United States	79.8%
Luxembourg	5.9
Canada	2.1
France	1.9
Ireland	1.6
United Kingdom	1.6
Netherlands	1.3
Marshall Islands	1.1
Cayman Islands	0.7
Sweden	0.6
Germany	0.5
Switzerland	0.5

Managed High Yield Plus Fund Inc.

Portfolio of investments—November 30, 2014 (unaudited)

Percentage of total investments
Croatia	0.5%
Italy	0.4
Singapore	0.3
Liberia	0.3
Greece	0.3
Mexico	0.3
Australia	0.2
Spain	0.1
Total	100.0%

Portfolio footnotes

[1]	Entire or partial amount pledged as collateral for bank loan.

[2]

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 50.45% of net assets as of November 30, 2014, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[3]	Payment-in-kind security for which part of the income earned may be paid as additional principal.

[4]

Variable or floating rate security. The interest rate shown is the current rate as of November 30, 2014 and changes periodically. The maturity date reflects earlier of reset date or stated maturity date.

[5]	Perpetual bond security. The maturity date reflects next call date.

[6]	Step bond that converts to the noted fixed rate at a designated future date.

Portfolio acronyms

MTN	Medium Term Note

See accompanying notes to financial statements

Managed High Yield Plus Fund Inc.

Statement of assets and liabilities—November 30, 2014 (unaudited)

Assets:
Investments in securities, at value (cost—$189,876,531)	$189,949,152
Cash	478
Foreign currency, at value (cost—$3,804)	3,439
Receivable for investments sold	505,882
Receivable for interest	3,337,362
Receivable for foreign tax reclaims	9,284
Other assets	7,791
Total assets	193,813,388

Liabilities:
Payable for bank loan	55,000,000
Payable for investments purchased	1,580,625
Payable to investment manager and administrator	177,976
Payable for interest on bank loan	88,834
Payable to custodian	9,034
Dividends payable to shareholders	6,355
Accrued expenses and other liabilities	96,164
Total liabilities	56,958,988

Net assets:
Capital stock—$0.001 par value; 200,000,000 shares authorized; 62,153,062 shares issued and outstanding	$316,920,443
Accumulated undistributed net investment income	63,679
Accumulated net realized loss	(180,201,978)
Net unrealized appreciation	72,256
Net assets	$136,854,400
Net asset value per share	$2.20

See accompanying notes to financial statements

Managed High Yield Plus Fund Inc.

Statement of operations

For the six months ended November 30, 2014 (unaudited)

Investment income:
Interest and other income	$6,150,546

Expenses:
Investment management and administration fees	690,388
Interest expense, loan commitment and other loan fees	268,128
Professional fees	74,278
Stock exchange listing fees	45,062
Reports and notices to shareholders	39,463
Custody and accounting fees	24,859
Directors’ fees	9,753
Transfer agency fees	5,773
Insurance fees	1,938
Other expenses	14,389
1,174,031
Fee waivers by investment manager and administrator	(147,940)
Net expenses	1,026,091
Net investment income	5,124,455

Net realized and unrealized gains (losses) from investment activities:
Net realized gains/losses from:
Investments	244,690
Foreign currency transactions	(1,600)
Net realized gain/loss	243,090
Net change in unrealized appreciation/depreciation of:
Investments	(7,684,468)
Other assets and liabilities denominated in foreign currency	(4,674)
Net change in unrealized appreciation/depreciation	(7,689,142)
Net realized and unrealized loss from investment activities	(7,446,052)
Net decrease in net assets resulting from operations	$(2,321,597)

See accompanying notes to financial statements

Managed High Yield Plus Fund Inc.

Statement of changes in net assets

	For the six months ended November 30, 2014 (unaudited)	For the year ended May 31, 2014
From operations:
Net investment income	$5,124,455	$10,948,135
Net realized gain	243,090	4,075,414
Net change in unrealized appreciation/depreciation	(7,689,142)	(1,124,581)
Net increase (decrease) in net assets resulting from operations	(2,321,597)	13,898,968
Dividends to shareholders from:
Net investment income	(5,158,704)	(11,032,169)
Net increase (decrease) in net assets	(7,480,301)	2,866,799
Net assets:
Beginning of period	144,334,701	141,467,902
End of period	$136,854,400	$144,334,701
Accumulated undistributed net investment income	$63,679	$97,928

See accompanying notes to financial statements

Managed High Yield Plus Fund Inc.

Statement of cash flows

For the six months ended November 30, 2014 (unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES
Net decrease in net assets resulting from operations	$(2,321,597)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided from operating activities:
Purchases of long-term investments	(31,371,712)
Proceeds from disposition of long-term investments	30,147,731
Net proceeds from short-term investments	128,000
Net realized (gains) from investments in securities	(244,690)
Net realized losses from foreign currency transactions	1,600
Net accretion of bond discount and amortization of bond premium	391,016
Net change in unrealized appreciation/depreciation of investments in securities	7,684,468
Changes in assets and liabilities:
(Increase) decrease in assets:
Receivable for interest	101,828
Receivable for foreign tax reclaims	(2,944)
Other assets	47,000
Increase (decrease) in liabilities:
Payable to investment manager and administrator	85,031
Payable for interest on bank loan	43,022
Due to custodian	(304)
Accrued expenses and other liabilities	(35,074)
Net cash provided from operating activities	4,653,375

CASH FLOWS FROM FINANCING ACTIVITIES
Dividends paid to shareholders	(5,160,738)
Net cash used for financing activities	(5,160,738)
Net decrease in cash and foreign currency	(507,363)
Cash and foreign currency, beginning of period	511,280
Cash and foreign currency, end of period	$3,917

Supplemental disclosure of cash flow information:
Cash paid during the period for interest	$225,106

See accompanying notes to financial statements

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Managed High Yield Plus Fund Inc.

Financial highlights

Selected data for a share of common stock outstanding throughout each period is presented below:

Six months ended November 30, 2014 (unaudited)
Net asset value, beginning of period	$2.32
Net investment income[1]	0.08
Net realized and unrealized gains (losses)	(0.12)
Net increase (decrease) from operations	(0.04)
Dividends from net investment income	(0.08)
Net asset value, end of period	$2.20
Market value, end of period	$1.98
Total net asset value return[2]	(1.64)%
Total market price return[3]	(2.75)%
Ratios to average net assets:
Expenses before fee waivers including interest expense, loan commitment and other fees	1.65%[4]
Expenses after fee waivers including interest expense, loan commitment and other fees	1.44%[4]
Expenses after fee waivers excluding interest expense, loan commitment and other fees	1.07%[4]
Net investment income	7.22%[4]
Supplemental data:
Net assets, end of period (000’s)	$136,854
Portfolio turnover	16%
Asset coverage[5]	$3,488

[1]	Calculated using the average shares method.

[2]

Total net asset value return is calculated assuming a $10,000 purchase of common stock at the current net asset value on the first day of each period reported and a sale at the current net asset value on the last day of each period reported, and assuming reinvestment of dividends at the net asset value on the payable dates. Total net asset value return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends or a sale of Fund shares. Total return based on net asset value is hypothetical as investors can not purchase or sell Fund shares at net asset value but only at market prices.

[3]

Total market price return is calculated assuming a $10,000 purchase of common stock at the current market price on the first day of each period reported and a sale at the current market price on the last day of each period reported, and assuming reinvestment of dividends at prices obtained under the Fund’s Dividend Reinvestment Plan. Total market price return does not reflect brokerage commissions or the deduction of taxes that a shareholder would pay on Fund dividends or a sale of Fund shares.

[4]	Annualized.

[5]	Per $1,000 of bank loans outstanding.

See accompanying notes to financial statements

Years ended May 31,
2014	2013	2012	2011	2010
$2.28	$2.11	$2.25	$2.07	$1.70
0.18	0.18	0.20	0.23	0.24
0.04	0.17	(0.13)	0.19	0.35
0.22	0.35	0.07	0.42	0.59
(0.18)	(0.18)	(0.21)	(0.24)	(0.22)
$2.32	$2.28	$2.11	$2.25	$2.07
$2.12	$2.12	$2.10	$2.57	$2.06
10.07%	17.19%	3.57%	21.12%	35.95%
8.98%	9.67%	(9.86)%	38.87%	52.14%

1.65%	1.61%	1.66%	1.79%	2.11%

1.44%	1.41%	1.46%	1.59%	1.95%

1.04%	1.03%	1.01%	1.04%	1.13%
7.82%	8.22%	9.41%	10.44%	11.90%

$144,335	$141,468	$131,154	$139,530	$127,313
56%	51%	50%	64%	71%
$3,624	$3,358	$4,802	$4,283	$5,244

See accompanying notes to financial statements

Managed High Yield Plus Fund Inc.

Notes to financial statements (unaudited)

Organization and significant accounting policies

Managed High Yield Plus Fund Inc. (the “Fund”) was incorporated in Maryland on April 24, 1998, and is registered with the US Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”), as a closed-end diversified management investment company. The Fund’s primary investment objective is to seek high income. Its secondary objective is to seek capital appreciation.

In the normal course of business the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative US generally accepted accounting principles (“US GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Fund’s financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments

The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market values for its securities from independent pricing sources and broker-dealers. Independent pricing sources may use official market closing prices, last reported sale prices, current market quotations or valuations from computerized evaluation systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or

Managed High Yield Plus Fund Inc.

Notes to financial statements (unaudited)

research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio investments. Investments traded in the over-the-counter (“OTC”) market and listed on The Nasdaq Stock Market, Inc. (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price available on the valuation date prior to valuation. Investments which are listed on US and foreign stock exchanges normally are valued at the market close, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), the investment manager and administrator of the Fund. UBS Global AM is an indirect asset management subsidiary of UBS Group AG, an internationally diversified organization with headquarters in Zurich, Switzerland and operations in many areas of the financial services industry. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors (the “Board”).

The Board has delegated to the UBS Global AM Global Valuation Committee (“GVC”) the responsibility for making fair value determinations with respect to the Fund’s holdings. The GVC is comprised of representatives of management, including members of the investment team. The GVC provides reports to the Board at each quarterly meeting regarding any investments that have been fair valued, valued pursuant to standing instructions approved by the GVC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the GVC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews of securities valuations.

Managed High Yield Plus Fund Inc.

Notes to financial statements (unaudited)

The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances, as discussed below; securities of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. Various factors may be reviewed in order to make a good faith determination of an investment’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Valuing securities and other instruments at fair value involves greater reliance on judgment than valuing securities and other instruments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by an independent third party.

The Fund expects to price most of its portfolio holdings based on current market value, as discussed previously. Investments for which market quotations are not readily available may be valued based upon appraisals received from a pricing service using a computerized evaluation system or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. Investments also may be valued based on appraisals derived from information concerning the investment or similar securities or investments received from recognized dealers in those holdings. If the Fund concludes that a market quotation is not readily available for a portfolio investment for any number of reasons, including the occurrence of a “significant event” (e.g., natural disaster or governmental action), after the close of trading in its principal domestic or foreign market but before the close of regular trading on the New York Stock Exchange (“NYSE”), the Fund will use fair value methods to reflect those events.

Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

Managed High Yield Plus Fund Inc.

Notes to financial statements (unaudited)

US GAAP requires disclosure regarding the various inputs that are used in determining the value of the Fund’s investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.

Level 3—Unobservable inputs inclusive of the Fund’s own assumptions in determining the fair value of investments.

In accordance with the requirements of US GAAP, a fair value hierarchy has been included near the end of the Fund’s Portfolio of investments.

In January 2013, Accounting Standards Update 2013-01 (“ASU 2013-01”), “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities”, replaced Accounting Standards Update 2011-11 (“ASU 2011-11”), “Disclosures about Offsetting Assets and Liabilities”. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase and reverse repurchase agreements, and securities lending and borrowing transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Disclosures of open repurchase agreements and related collateral at November 30, 2014 are included within the Fund’s Portfolio of investments under the section titled Repurchase Agreements.

Repurchase agreements—The Fund may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller’s agreement to repurchase them at an agreed upon date (or upon demand) and price. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular

Managed High Yield Plus Fund Inc.

Notes to financial statements (unaudited)

custodian or through a special “tri-party” custodian or sub-custodian that maintains a separate account for both the Fund and its counterparty. The underlying collateral is valued daily in an effort to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds, equities and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller’s guarantor, if any) becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

The Fund may participate in joint repurchase agreement transactions with other funds managed or advised by UBS Global AM.

Under certain circumstances, the Fund may engage in a repurchase agreement transaction with a yield of zero in order to invest cash amounts remaining in its portfolio at the end of the day in order to avoid having the Fund potentially exposed to a fee for uninvested cash held in a business account at a bank.

Restricted securities

The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of the Fund’s Portfolio of investments.

Investment transactions and investment income—Investment transactions are recorded on the trade date. Realized gains and losses

Managed High Yield Plus Fund Inc.

Notes to financial statements (unaudited)

from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Foreign currency translation

The books and records of the Fund are maintained in US dollars. Foreign currency amounts are translated into US dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into US dollars based on the current exchange rates each business day; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included on the Statement of operations.

The Fund does not generally isolate the effects of fluctuations in foreign exchange rates from the effects of fluctuations in the market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to US federal income tax regulations. Net realized foreign currency transaction gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

Forward foreign currency contracts

The Fund may enter into forward foreign currency contracts (“forward contracts”) in connection with planned purchases or sales of securities or to hedge the US dollar value of portfolio securities denominated in a particular currency. The Fund may also use forward contracts in an attempt to enhance income, realized gains or manage its foreign currency exposure.

The Fund may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or

Managed High Yield Plus Fund Inc.

Notes to financial statements (unaudited)

(2) the Fund identifies cash or liquid securities in an amount not less than the consummation of the forward contracts and not covered as provided in (1) above, as marked-to-market daily.

Credit risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts. The Fund is also exposed to foreign currency risk due to unanticipated movements in the value of foreign currencies relative to the US dollar.

Fluctuations in the value of open forward contracts are recorded for book purposes as unrealized gains or losses by the Fund. Realized gains and losses include net gains or losses recognized by the Fund on contracts which have been sold or matured. Each of these components is reflected in the Statement of operations. Details of open forward contracts can be found in the Portfolio of investments. Net realized foreign currency gain (loss) from forward foreign currency contracts is treated as capital gain (loss) for income tax purposes.

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from US GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk

The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic and political developments, including those particular to a specific industry, country, state or region. In addition, the Fund’s use of leverage creates greater volatility in the Fund’s net asset value and market price of its shares.

Managed High Yield Plus Fund Inc.

Notes to financial statements (unaudited)

Investment manager and administrator

The Board has approved an investment management and administration contract (“Management Contract”) with UBS Global AM, under which UBS Global AM serves as investment manager and administrator of the Fund. In accordance with the Management Contract, the Fund pays UBS Global AM an investment management and administration fee, which is accrued weekly and paid monthly, at the annual rate of 0.70% of the Fund’s average weekly total assets minus liabilities other than the aggregate indebtedness constituting leverage. UBS Global AM has voluntarily agreed to waive a portion of its management and administration fees so that the Fund’s effective fee is 0.55% of the Fund’s average weekly total assets minus liabilities other than the aggregate indebtedness constituting leverage through July 31, 2015. At November 30, 2014, the Fund owed UBS Global AM $177,976 for investment management and administration fees, net of fee waivers. For the six months ended November 30, 2014, UBS Global AM waived $147,940 of investment management and administration fees from the Fund.

Additional information regarding compensation to affiliate of a board member

Professor Meyer Feldberg serves as a senior advisor to Morgan Stanley, a financial services firm with which the Fund may conduct transactions, resulting in him being an interested director of the Fund. The Fund has been informed that Professor Feldberg’s role at Morgan Stanley does not involve matters directly affecting any UBS funds. Fund transactions are executed through Morgan Stanley based on that firm’s ability to provide best execution of the transactions. During the six months ended November 30, 2014, the Fund purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley, having an aggregate value of $2,900,257. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a “mark-up” or “mark-down” of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by the Funds’ investment manager it is believed that under normal circumstances it represents a small portion of the total value of the transactions.

Managed High Yield Plus Fund Inc.

Notes to financial statements (unaudited)

Borrowings

The Fund has entered into a committed credit facility with State Street Bank and Trust Company (the “Facility”) pursuant to which the Fund is able to borrow up to $60 million. Under the terms of the Facility, the Fund borrows at prevailing rates in effect at the time of borrowing. The Fund may borrow up to 33 1/3% of its adjusted net assets up to the committed amount. (“Adjusted net assets” is calculated as total assets minus total liabilities, excluding liabilities for borrowed money.) In addition, the Fund pays a commitment fee on the unused portion of the Facility.

During the six months ended November 30, 2014, the Fund borrowed a daily average balance of $55,000,000 at a weighted average borrowing cost of approximately 0.959%.

Purchases and sales of securities

For the six months ended November 30, 2014, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $31,666,854 and $30,653,613, respectively.

Capital stock

There are 200,000,000 shares of $0.001 par value capital stock authorized and 62,153,062 shares outstanding at November 30, 2014. Transactions in shares of common stock were as follows:

	Shares	Amount
For the six months ended November 30, 2014:
Shares issued through Dividend Reinvestment Plan	—	$—
For the year ended May 31, 2014:
Shares issued through Dividend Reinvestment Plan	—	$—

Federal tax status

The Fund intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. If the Fund does not distribute substantially all of its net investment income, net realized capital gains

Managed High Yield Plus Fund Inc.

Notes to financial statements (unaudited)

and certain other amounts, if any, during the calendar year, the Fund may be subject to a federal excise tax.

The tax character of distributions paid during the fiscal year ended May 31, 2014 was as follows:

Distributions paid from:	2014
Ordinary income	$11,032,169

The tax character of distributions paid and components of accumulated earnings (deficit) on a tax basis for the current fiscal year will be calculated after the Fund’s fiscal year ended May 31, 2015.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”) net capital losses recognized by the Fund after December 22, 2010, may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. The Act requires that post enactment net capital losses be used before pre-enactment net capital losses.

At May 31, 2014, the Fund had a pre-enactment capital loss carryforward of $180,334,125 and a post-enactment short-term capital loss carryforward of $98,364. These carryforwards are available as a reduction, to the extent provided in the regulations, of future realized capital gains. Pre-enactment capital loss carryforwards will expire as follows:

2015	$15,905,876
2016	8,278,105
2017	43,873,331
2018	109,164,504
2019	3,112,309
Total	$180,334,125

To the extent that such losses are used to offset future net realized capital gains, it is probable these gains will not be distributed. During

Managed High Yield Plus Fund Inc.

Notes to financial statements (unaudited)

the Fund’s fiscal year ended May 31, 2014, $30,452,277 of pre-enactment capital loss carryforwards expired unutilized and $4,061,411 of post-enactment capital loss carryforwards were utilized.

ASC 740-10 “Income Taxes—Overall” sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken. The Fund has analyzed and concluded as of November 30, 2014 that there are no significant uncertain tax positions taken or expected to be taken that would require recognition in the financial statements. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the six months ended November 30, 2014, the Fund did not incur any interest or penalties.

Each of the tax years in the four year period ended May 31, 2014, remains subject to examination by the Internal Revenue Service and state taxing authorities.

Managed High Yield Plus Fund Inc.

General information (unaudited)

The Fund

Managed High Yield Plus Fund Inc. (the “Fund”) is a diversified, closed-end management investment company whose shares trade on the New York Stock Exchange (“NYSE”). The Fund’s primary investment objective is to seek high income. Its secondary objective is to seek capital appreciation. There can be no assurance that the Fund’s investment objectives will be achieved. The Fund’s investment manager and administrator is UBS Global Asset Management (Americas) Inc., an indirect wholly owned asset management subsidiary of UBS AG.

Shareholder information

The Fund’s NYSE trading symbol is “HYF.” Net asset value and market price information as well as other information about the Fund is updated each business day on UBS Global AM’s web site at the following internet address: http://globalam-us.ubs.com/corpweb/closedendedfunds.do.

Shareholder meeting information

An annual meeting of shareholders of the Fund was held on September 19, 2014. At the meeting, the two nominees as Class II directors, namely Meyer Feldberg and Richard R. Burt, were elected to serve as board members for three year terms and until their successors are duly elected and qualified or until they retire, resign or are earlier removed. The shares were voted as indicated below:

To vote for or withhold authority in the election of:	Shares voted for	Shares withhold authority:
Meyer Feldberg	52,396,060.741	3,282,413.000
Richard R. Burt	52,444,848.741	3,233,625.000

The following persons’ terms of office as directors also continued after the annual meeting given that they are in other director classes: Richard Q. Armstrong, Alan S. Bernikow, Bernard H. Garil, Heather R. Higgins and David Malpass.

The Fund is not aware of any broker non-votes. (Broker non-votes are shares held in street name for which the broker indicates that instructions

Managed High Yield Plus Fund Inc.

General information (unaudited)

have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority).

Proxy voting policies, procedures and record

You may obtain a description of the Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund’s Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

Quarterly Form N-Q portfolio schedule

The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-800-647 1568.

Dividend reinvestment plan

The Fund’s Board has established a Dividend Reinvestment Plan (the “Plan”) under which all shareholders whose shares are registered in their own names, or in the name of UBS Financial Services Inc., or its nominee, will have all dividends and other distributions on their shares automatically reinvested in additional shares, unless such shareholders elect to receive cash. Shareholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. The ability of such shareholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

Managed High Yield Plus Fund Inc.

General information (unaudited)

A shareholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and shareholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Fund’s transfer agent and should include the shareholder’s name and address as they appear on that share certificate or in the transfer agent’s records. An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a shareholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

The transfer agent will serve as agent for the shareholders in administering the Plan. After the Fund declares a dividend or determines to make any other distribution, the transfer agent, as agent for the participants, receives the cash payment. Whenever the Fund declares an income dividend or a capital gain distribution (collectively referred to in this section as “dividends”) payable either in shares or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares. The transfer agent will acquire shares for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of unissued but authorized shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market, on the NYSE or elsewhere (“open-market purchases”). If, on the dividend payment date, the net asset value per share is equal to or less than the market price per share, plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the transfer agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share (but in no event less than 95% of the then current market price per share) on the date the shares were issued. If, on the dividend payment date, the net asset value per share is greater than the market value per share, plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the transfer agent will invest the dividend

Managed High Yield Plus Fund Inc.

General information (unaudited)

amount in shares acquired on behalf of the participants in open-market purchases. The number of outstanding shares purchased with each distribution for a particular shareholder equals the result obtained by dividing the amount of the distribution payable to that shareholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market.

In the event of a market discount on the dividend payment date, the transfer agent will have until the last business day before the next date on which the shares trade on an “ex-dividend” basis, but in no event more than 30 days after the dividend payment date (the “last purchase date”), to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open market purchases can be made will exist only from the payment date of the dividend through the date before the next “ex-dividend” date, which typically will be approximately ten to fifteen business days. If, before the transfer agent has completed its open- market purchases, the market price of a share, plus estimated brokerage commissions, exceeds the net asset value per share, the average per share purchase price paid by the transfer agent may exceed the Fund’s net asset value per share, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that, if the transfer agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the transfer agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the earlier of the last purchase date or the first day during the purchase period on which the net asset value per share equals or is less than the market price per share, plus estimated brokerage commissions. The transfer agent will maintain all shareholder accounts in the Plan and will furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records.

Managed High Yield Plus Fund Inc.

General information (unaudited)

Shares in the account of each Plan participant will be held by the transfer agent in non-certificated form in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan. There will be no charge to participants for reinvesting dividends. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the transfer agent’s open market purchases of shares in connection with the reinvestment of dividends. The automatic reinvestment of dividends in shares does not relieve participants of any income tax that may be payable on such dividends.

Shareholders who participate in the Plan may receive benefits not available to shareholders who do not participate in the Plan. If the market price (plus commissions) of the shares is above their net asset value, participants in the Plan will receive shares at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash dividends they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive dividends in shares with a net asset value greater than the value of any cash dividends they would have received on their shares. However, there may be insufficient shares available in the market to distribute dividends in shares at prices below the net asset value. Also, since the Fund does not redeem its shares, the price on resale may be more or less than the net asset value.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan with respect to any dividend or other distribution if notice of the change is sent to Plan participants at least 30 days before the record date for such distribution. The Plan also may be amended or terminated by the transfer agent by at least 30 days written notice to all Plan participants. Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at BNY Mellon Investment Servicing, P.O. Box 358035, Pittsburgh, Pennsylvania 15252-8035. For further information regarding the Plan, you may also contact the transfer agent directly at 1-866-352 5528.

Managed High Yield Plus Fund Inc.

Board approval of investment management and administration agreement (unaudited)

Background—At a meeting of the board of Managed High Yield Plus Fund Inc. (the “Fund”) on July 15-16, 2014, the members of the board, including the directors who are not “interested persons” of the Fund (“Independent Directors”), as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), considered and approved the continuance of the investment management and administration agreement (the “Investment Management and Administration Agreement”) of the Fund with UBS Global Asset Management (Americas) Inc. (“UBS Global AM”). In preparing for the meeting, the board members had requested and received extensive information from UBS Global AM to assist them, including information about UBS Global AM as well as the advisory and administrative arrangements for the Fund. The Independent Directors discussed the materials initially provided by management on several occasions prior to the scheduled board meeting. The Independent Directors also met in executive session after management’s presentation was completed to review the disclosure that had been made to them at the meeting. At these sessions the Independent Directors were joined by their independent legal counsel. The Independent Directors also received a memorandum from their independent legal counsel discussing the duties of board members in considering the approval of advisory, administration and distribution agreements.

In its consideration of the approval of the Investment Management and Administration Agreement, the board evaluated the following factors:

Nature, extent and quality of the services under the Investment Management and Administration Agreement—The board received and considered information regarding the nature, extent and quality of advisory services provided to the Fund, a registered closed-end investment company, by UBS Global AM under the Investment Management and Administration Agreement during the past year. The board also considered the nature, extent and quality of administrative and shareholder services performed by UBS Global AM and its affiliates for the Fund and the resources devoted to, and the record of compliance with, the Fund’s compliance policies and procedures. The board noted that it received information at regular meetings

Managed High Yield Plus Fund Inc.

Board approval of investment management and administration agreement (unaudited)

throughout the year regarding the services rendered by UBS Global AM concerning the management of the Fund’s affairs and UBS Global AM’s role in coordinating and overseeing providers of other services to the Fund. The board’s evaluation of the services provided by UBS Global AM took into account the board’s knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the scope and quality of UBS Global AM’s investment advisory and other capabilities and the quality of its administrative and other services. The board observed that the scope of services provided by UBS Global AM had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs.

The board had available to it the qualifications, backgrounds and responsibilities of the senior personnel at UBS Global AM responsible for the Fund and had previously received information regarding the persons primarily responsible for the day-to-day management of the Fund. The board recognized that the Fund’s senior personnel at UBS Global AM report to the board regularly and that at each regular meeting the board receives a detailed report from UBS Global AM on the Fund’s performance. The board also considered, based on its knowledge of UBS Global AM and its affiliates, the financial resources available to UBS Global AM and its parent organization, UBS AG. In that regard, the board received extensive financial information regarding UBS Global AM and noted that it was a wholly owned, indirect subsidiary of one of the largest financial services firms in the world. It also was noted that UBS Global AM had approximately $158 billion in assets under management as of March 31, 2014 and was part of the UBS Global Asset Management Division, which had approximately $674 billion in assets under management worldwide as of March 31, 2014. The board also was cognizant of, and considered, the regulatory and litigation actions and investigations occurring in the past few years involving UBS AG, UBS Global AM and certain of their affiliates.

The board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Investment Management and Administration Agreement.

Managed High Yield Plus Fund Inc.

Board approval of investment management and administration agreement (unaudited)

Advisory fees and expense ratios—The board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to UBS Global AM in light of the nature, extent and quality of the advisory and administrative services provided by UBS Global AM pursuant to the Investment Management and Administration Agreement. The board also reviewed and considered the fee waiver arrangement in place for the Fund and considered the actual fee rate (after taking any waivers into account) (the “Actual Management Fee”) payable by the Fund. Additionally, the board received and considered information comparing the Fund’s Contractual Management Fee, Actual Management Fee and total expenses with those of funds in a group of funds selected and provided by Lipper, Inc. (“Lipper”), an independent provider of investment company data (the “Expense Group”).

In connection with its consideration of the Fund’s management fees, the board also received information on UBS Global AM’s standard institutional account fees for accounts of a similar investment type to the Fund. The board noted management’s explanation that comparisons with such accounts may be of limited relevance given the different structures and regulatory requirements of closed-end funds, such as the Fund, versus those accounts and the differences in the levels of services required by the Fund and those accounts. The board also received information on fees charged to other funds managed by UBS Global AM.

The comparative Lipper information showed that the Fund’s Contractual Management Fee, Actual Management Fee and total expenses were below the median in the Fund’s Expense Group for the comparison periods utilized in the Lipper report. (Below median expenses represents fees or expenses that are lower relative to the median and above median expenses represents fees or expenses that are higher relative to the median of the funds in the Expense Group.) Management also noted that UBS Global AM is voluntarily waiving, and offered to continue to waive through July 31, 2015, 15 basis points (i.e., 0.15%) of its management fee, making the Fund’s effective Actual Management Fee, after this waiver, 0.55% of the Fund’s average

Managed High Yield Plus Fund Inc.

Board approval of investment management and administration agreement (unaudited)

weekly total assets (minus liabilities other than aggregate indebtedness constituting leverage) through July 31, 2015.

In light of the foregoing, including the voluntary fee waiver, the board determined that the management fee was reasonable in light of the nature, extent and quality of services provided to the Fund under the Investment Management and Administration Agreement.

Fund performance—The board received and considered (a) annualized total return information of the Fund compared to other funds (the “Performance Universe”) selected by Lipper over the one-, three-, five-, ten-year and since inception periods ended April 30, 2014, (b) annualized performance information for each year in the ten-year period ended April 30, 2014 and (c) the performance of the Fund’s shares based on market action, including discounts from and premiums to net asset value per share. Although the board received information for the ten-year and since inception periods, in its analysis, it generally placed greater emphasis on the one-, three- and five-year periods. The board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in its Performance Universe. The board also noted that it had received information throughout the year at periodic intervals with respect to the Fund’s performance, including with respect to its benchmark index.

The comparative Lipper information showed that the Fund’s performance was above the median for the one- and five-year periods and below the median for the three- and ten-year periods and since inception (for which the Fund’s performance was the lowest in the Performance Universe). (Below median performance represents performance that is worse relative to the median and above median performance represents performance that is better relative to the median.) Management noted the portfolio management strategy changes previously made to improve performance, including taking a more defensive position from an interest rate duration and market beta perspective, and noted the Fund’s improved performance for the recent period.

Based on its review, the board concluded that the Fund’s investment performance was acceptable.

Managed High Yield Plus Fund Inc.

Board approval of investment management and administration agreement (unaudited)

Advisor profitability—The board received and considered a profitability analysis of UBS Global AM and its affiliates in providing services to the Fund. The board also received profitability information with respect to the UBS New York fund complex as a whole. UBS Global AM’s profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale—The board received and considered information from management regarding whether UBS Global AM realized economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of further economies of scale for the Fund. The board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The board noted that the Fund’s Contractual Management Fee did not contain any breakpoints but recognized voluntary fee waivers made by UBS Global AM for the benefit of the Fund and its shareholders. The board also noted that advisory agreements of closed-end funds frequently do not contain breakpoints. Management informed the board that the Fund, as a closed-end investment company, was not expected to materially increase in size; thus, UBS Global AM did not expect to benefit materially from economies of scale.

Other benefits to UBS Global AM—The board considered other benefits received by UBS Global AM and its affiliates as a result of its relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment advisory, administrative and other services to the Fund and UBS Global AM’s ongoing commitment to the Fund, the profits and other ancillary benefits that UBS Global AM and its affiliates received were considered reasonable.

In light of all of the foregoing, the board approved the Investment Management and Administration Agreement. No single factor reviewed

Managed High Yield Plus Fund Inc.

Board approval of investment management and administration agreement (unaudited)

by the board was identified by the board as the principal factor in determining whether to approve the Investment Management and Administration Agreement. The Independent Directors were advised by separate independent legal counsel throughout the process. The board discussed the proposed continuance of the Investment Management and Administration Agreement in private sessions with its independent legal counsel at which no representatives of UBS Global AM were present.

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Directors

Richard Q. Armstrong Chairman Alan S. Bernikow Richard R. Burt	Meyer Feldberg Bernard H. Garil Heather R. Higgins David Malpass

Principal Officers

Mark E. Carver President Mark F. Kemper Vice President and Secretary	Thomas Disbrow Vice President and Treasurer Craig Ellinger Vice President Matthew A. Iannucci Vice President

Investment Advisor and Administrator

UBS Global Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, New York 10019-6028

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at market prices.

This report is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

The financial information included herein is taken from the records of the Fund without examination by independent registered public accountants who do not express an opinion thereon.

©UBS 2015. All rights reserved.

UBS Global Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, New York 10019-6028

S290

Item 2. Code of Ethics.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 3. Audit Committee Financial Expert.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 4. Principal Accountant Fees and Services.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 6. Investments.

(a)	Included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the Registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the Registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Exchange Act made in the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Global Asset Management,

UBS Building, One North Wacker Drive, Chicago, IL 60606, and indicate on the envelope “Nominating and Corporate Governance Committee.” The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)

The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics – Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.CERT.

(a)

(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – The registrant has not engaged in such a solicitation during the period covered by this report.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Managed High Yield Plus Fund Inc.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	February 9, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	February 9, 2015

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	February 9, 2015